UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant Section 240.14a-12

Diamond Management & Technology Consultants, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement; if other than Registrant)

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Filed by Diamond Management & Technology Consultants, Inc.

Pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

Subject Company: Diamond Management & Technology Consultants, Inc.

Commission File No.: 000-22125

The following is a presentation made to employees of Diamond Management & Technology Consultants, Inc. (“Diamond”) in connection with the proposed acquisition of Diamond by PricewaterhouseCoopers LLP.

US Advisory

PricewaterhouseCoopers Slide 2 Advisory Clients are focused on improving business performance, responding quickly and effectively to crisis situations, and extracting value from transactions.

PricewaterhouseCoopers Slide 3 We help our clients to address these priorities through: Consulting Forensics Deals

PricewaterhouseCoopers Slide 4
Consulting
What we do
Help clients improve business processes, transform
organizations and implement technologies needed to run the
business.
•
Finance
•
Technology
•
People & Change
•
Strategy & Operations
•
Risk
Our clients’ priority issues....
•
Build effective organizations
•
Innovate and grow profitably
•
Reduce costs
•
Manage risk
•
Leverage talent
….we solve combining our competencies

PricewaterhouseCoopers Slide 5
Forensics
What we do
Help clients prevent, confront, and remediate regulatory, legal and commercial challenges as a result of unplanned events.
Our clients’ priority issues.... ….we solve combining our competencies
•
Corporate intelligence
•
Forensic accounting
•
Legal, regulatory and investigative
expertise
•
e-Discovery and computer forensics
•
Information forensics and data
analytics
•
Doing business ethically
•
Prevent, investigate, and
remediate fraud / regulatory risk
•
Efficiently manage the demands
for electronically stored
information
•
Revenue loss, cost and risk from
agreements

PricewaterhouseCoopers Slide 6
Deals
What we do
Help clients get the best deals done at the appropriate price, negotiating terms with leverage and control, reducing risk, and enabling smooth post-deal integration.
Our clients’ priority issues....
….we solve combining our competencies
•
Due diligence
•
M&A strategy
•
Reorganization and bankruptcy services
•
Accounting and reporting
•
Valuation
•
Capitalize on market opportunities
•
Realize acquisition synergies
•
Proper accounting, reporting and
valuation
•
Restructure and restore
performance

Our ability to quickly combine the right competencies and industry insights – uniquely for each client issue – sets us apart from others.

Consulting A closer look

PricewaterhouseCoopers Slide 9
Consulting
What we do
Help clients improve business processes, transform
organizations and implement technologies needed to run the
business.
•
Finance
•
Technology
•
People & Change
•
Strategy & Operations
•
Risk
Our clients’ priority issues....
•
Build effective organizations
•
Innovate and grow profitably
•
Reduce costs
•
Manage risk
•
Leverage talent
….we solve combining our competencies

PricewaterhouseCoopers Slide 10
Build effective organizations
Our market proposition
Client need
How we help
Achieve operational
excellence - people, process
and technology
•
Finance transformation
•
HR effectiveness
•
IT effectiveness
•
Supply chain effectiveness
•
Shared services/sourcing
•
Marketing and sales
effectiveness
•
Business applications (SAP &
Oracle)
Consulting

PricewaterhouseCoopers Slide 11
Innovate and grow profitably
Our market proposition
Client need
How we help
Exploit and maximize market
opportunities.
•
Customer & channel profitability
analysis
•
Market entry strategy & analysis
•
Channel strategy & optimization
•
Sales force effectiveness
•
Post-deal integration
•
IT innovation
•
Information & decision support
technologies
Consulting

PricewaterhouseCoopers Slide 12
Reduce costs
Our market proposition
Client need
How we help
Reduce costs without
sacrificing long term
success.
•
Procurement & strategic
sourcing
•
Strategic cost reduction
•
Restructuring & turnarounds
•
Workforce planning &
restructuring
•
Information analytics
•
Sustainability
Consulting

PricewaterhouseCoopers Slide 13
Manage risk
Our market proposition
Client need
How we help
Balance risk avoidance and
risk taking.
•
Enterprise risk management
•
Compliance management
•
Risk function effectiveness
•
Crisis response &
management
•
Governance
Consulting

PricewaterhouseCoopers Slide 14
Leverage talent
Our market proposition
Client need
How we help
Build stronger teams and
high performance
organizations.
•
Change management
•
Talent management
•
HR technologies
(PeopleSoft, SAP)
•
Organization culture &
alignment
•
Diversity
•
Succession planning
•
Leadership development
Consulting

PricewaterhouseCoopers Slide 15
A practical example – building effective organizations
We are business
integrators.
Our strength is to
combine our
competencies and
industry insights to
help our clients
implement change that
is sustained and
delivers business
impact.
Budgeting and
forecasting
(CPM)
Finance skill
needs and
organizational
design
SAP, Oracle,
Hyperion
KPIs and
business
intelligence
Tax
considerations
Financial
controls &
security
Accounting
policy &
procedures
Business
strategy and
direction
Build an
effective
finance
organization
Consulting
Assurance. Tax. Advisory.

PricewaterhouseCoopers Slide 16
What makes us different
We make change sustainable by:
•
Identifying the type of change that will make a difference to the client through analysis and industry insight
•
Aligning our consulting approach to fit the clients’ culture
•
Focusing on measurable results, and ways to track them
•
Involving the people who are at the center of the change
•
Embedding better ways to work into people management and training processes
Consulting

PricewaterhouseCoopers Slide 17
What we don’t do
•
Commodity, low-cost system integration
•
Large-scale business process or IT outsourcing
•
Pure staff augmentation
Approaching our clients’ issues from the business perspective sets us apart. Business drivers always leads, technology always enables.
We are
business
integrators.
Consulting

Forensics A closer look

PricewaterhouseCoopers Slide 19
Forensics
What we do
Help clients prevent, confront, and remediate regulatory, legal and commercial challenges as a result of unplanned events.
Our clients’ priority issues.... ….we solve combining our competencies
•
Corporate intelligence
•
Forensic accounting
•
Legal, regulatory and investigative
expertise
•
e-Discovery and computer forensics
•
Information forensics and data
analytics
•
Doing business ethically
•
Prevent, investigate, and
remediate fraud / regulatory risk
•
Efficiently manage the demands
for electronically stored
information
•
Revenue loss, cost and risk from
agreements

PricewaterhouseCoopers Slide 20
Doing business ethically
Our market proposition
Client need
How we help
Reduce exposure to
corruption and fraud.
•
Corporate intelligence
•
Compliance development
and training
•
Information forensics and
data analysis
•
Deep local knowledge -
global forensics team
•
Risk assessment and
program benchmarking
Forensics

PricewaterhouseCoopers Slide 21
Prevent, investigate and remediate fraud and regulatory risk
Our market proposition
Client need
How we help
Mitigate fraud risk.
Respond to unplanned
events.
Improve the business going
forward.
•
Fraud risk, controls,
compliance design and
effectiveness
•
Forensic accounting
•
Legal, regulatory and
investigative expertise
•
e-Discovery, computer and
information forensics
Forensics

PricewaterhouseCoopers Slide 22
Efficiently manage the demands for electronically stored
information
Our market proposition
Client need
How we help
Explosive demands for
information retention,
management and production
•
Strategy development
•
Legal hold administration
•
Data mapping, clean-up and
migration
•
Business process and
technology solution
development and
implementation
•
e-Discovery and production
Forensics

PricewaterhouseCoopers Slide 23
Revenue loss, cost and risk from agreements
Our market proposition
Client need
How we help
Realize incremental revenue,
reduce cost and mitigate risk
from business agreements.
•
Licensing programs
•
Compliance exams
•
Forensic accounting
•
Data analytics and financial
analysis
•
Contract clause analysis
•
Compliance monitoring
Forensics

Deals A closer look

PricewaterhouseCoopers Slide 25
Deals
What we do
Help clients get the best deals done at the appropriate price, negotiating terms with leverage and control, reducing risk, and enabling smooth post-deal integration.
Our clients’ priority issues....
….we solve combining our competencies
•
Due diligence
•
M&A strategy
•
Reorganization and bankruptcy services
•
Accounting and reporting
•
Valuation
•
Capitalize on market opportunities
•
Realize acquisition synergies
•
Proper accounting, reporting and
valuation
•
Restructure and restore
performance

PricewaterhouseCoopers Slide 26
Capitalize on opportunities
Our market proposition
Client need
How we help
Identify and screen
opportunities, understand
risks and negotiate terms.
•
M&A strategy
•
Financial accounting,
reporting and valuation
•
Financial, Operations, IT,
HR and Tax due diligence
•
Insurance risk management
•
Integration management
•
Synergy realization
•
Raise capital through public and
private equity markets
•
Divest of assets
Deals

PricewaterhouseCoopers Slide 27
Realize acquisition synergies and optimize divestiture separation
Our market proposition
Client need
How we help
Capture deal synergies and
deliver value.
•
Synergy realization
•
Functional integration
assistance
•
Strategies for cost reduction
•
Process development to
leverage synergies
•
Divestiture management and
separation
Deals

PricewaterhouseCoopers Slide 28
Proper accounting, reporting and valuations
Our market proposition
Client need
How we help
Get the numbers right.
• Earnings per share analysis
•
Purchase price allocation
•
Goodwill impairment testing
•
Insurance risk management
•
GAAP conversions (IFRS)
•
Valuations for both tax and fair
value/financial reporting
•
Variable interest entity
analysis
•
Revenue recognition
Deals

PricewaterhouseCoopers Slide 29
Restructure and restore performance
Our market proposition
Client need
How we help
Get the business back on
track.
•
Corporate reorganizations
•
Contingency and
turnaround planning
•
Evaluation of liquidity
positions
•
Operating efficiency and
margin enhancement
•
Bankruptcy services
•
Post-bankruptcy advice
Deals

© 2009 PricewaterhouseCoopers LLP. All rights reserved. "PricewaterhouseCoopers" refers to
PricewaterhouseCoopers LLP (a Delaware limited liability partnership) or, as the context requires, other member firms of PricewaterhouseCoopers International Ltd., each of which is a separate and independent legal entity.
Additional Information
In connection with the proposed Merger and the required stockholder approval, Diamond intends to file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Diamond. DIAMOND’S STOCKHOLDERS ARE URGED
TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND
DIAMOND. Investors and stockholders may obtain copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s Web site at www.sec.gov. In addition, investors and stockholders may also obtain, free of charge, copies of these documents filed with the
SEC through the investor relations page on Diamond’s corporate Web site at
www.diamondconsultants.com or by contacting Diamond Management & Technology Consultants,
Inc. at John Hancock Center, 875 N. Michigan Ave. Suite 3000, Chicago, Illinois, 60611, Attention:
Investor Relations.
Participants in Solicitation
Diamond and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Diamond stockholders with respect to the proposed Merger. Information about
Diamond’s executive officers and directors and their ownership of Diamond Common Stock is set forth in Diamond’s Annual Report on Form 10-K/A filed with the SEC on July 29, 2010. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of
Diamond and its executive officers and directors in the proposed Merger by reading the preliminary and definitive proxy statements regarding the proposed Merger, which will be filed by Diamond with the SEC. Copies of these documents may be obtained, free of charge, as described above.